Net Loss Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Earnings Per Share [Abstract]
Net Loss Per Share

9. Net Loss Per Share

The following table sets forth the computation of the basic and diluted net loss per share:

	For the Three Months Ended March 31,
(In thousands, except share amounts and per share data)	2021	2020
Numerator:
Net loss	$(50,981)	$(53,208)

Denominator:
Weighted-average shares used in calculating net loss per share, basic and diluted	127,225,535	60,944,732

Net loss per share, basic and diluted	$(0.40)	$(0.87)

Since we were in a loss position for all periods presented, diluted net loss per share is the same as basic net loss per share as the inclusion of all potential dilutive securities would have been anti-dilutive. The shares in the table below were excluded from the calculation of diluted net loss per share due to their anti-dilutive effect:

	As of
	March 31, 2021	March 31, 2020
Stock options outstanding	16,084,192	14,922,159
Restricted stock units outstanding	57,080	99,890
Warrants outstanding	5,149,647	—
ESPP shares issuable	17,921	—
Shares to be issued upon settlement of remaining Equity Commitment	—	49,929,121
Shares to be issued upon exercise of Share Purchase Option	—	28,540,304

Total	21,308,840	93,491,474

13. Net Loss Per Share

As a result of the Business Combination Transaction, the Company has retroactively restated the weighted average shares outstanding prior to October 27, 2020 to give effect to the Exchange Ratio.

The following table sets forth the computation of the basic and diluted net loss per share:

(In thousands, except share amounts and per share data)	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Numerator:
Net loss	$(152,142)	$(128,389)
Benefit related to the redemption of Series A-1 redeemable convertible preferred stock at less than the carrying value	3,871	—

Net loss attributable to common stockholders	$(148,271)	$(128,389)

Denominator:
Weighted-average shares used in calculating net loss per share, basic and diluted	73,643,315	44,209,264

Net loss per share attributable to common stockholders, basic and diluted	$(2.01)	$(2.90)

Our net loss in our loss per share calculation in the table above was adjusted to derive net loss attributable to common stockholders reflecting the benefit related to the redemption of the outstanding Series A-1 redeemable convertible preferred stock at less than carrying value which was treated as a return from the preferred stockholder. A redemption of Series A redeemable common stock for an amount less than the carrying value also took place in 2020; however, we did not recognize the benefit for contributions from redeemable common stock at less than carrying value as income was not allocated to such common stock under two-class method. As such, the redemption of the Series A redeemable common stock at less than carrying value did not impact our numerator in our net loss per share calculation.

Since we were in a loss position for all periods presented, diluted net loss per share is the same as basic net loss per share as the inclusion of all potential dilutive securities would have been anti-dilutive. The shares in the table below were excluded from the calculation of diluted net loss per share, prior to the use of the treasury stock or two class methods, due to their anti-dilutive effect:

	As of December 31, 2020	As of December 31, 2019
Stock options outstanding	12,464,668	14,261,340
Restricted stock units outstanding	71,350	114,160
Warrants	5,149,647	—
Shares to be issued upon settlement of remaining Equity Commitment	—	49,929,121
Shares to be issued upon exercise of Share Purchase Option	—	28,540,304

Total	17,685,665	92,844,925